Exhibit 10.2
FIRST SUPPLEMENTAL INDENTURE
to
INDENTURE
Dated as of February 15, 2011
among
BASIC ENERGY SERVICES, INC.
as Issuer,
The GUARANTORS named therein
and
WELLS FARGO BANK, N.A.
as Trustee

7 3/4% Senior Notes due 2019, Series A
7 3/4% Senior Notes due 2019, Series B

FIRST SUPPLEMENTAL INDENTURE
     SUPPLEMENTAL INDENTURE (this “Supplemental Indenture”), dated as of August 5, 2011, among Maverick Stimulation Company, LLC, a Colorado limited liability company (“Maverick Stimulation”), Maverick Coil Tubing Services, LLC, a Colorado limited liability company (“Maverick Coil Tubing”), MCM Holdings, LLC, a Colorado limited liability company (“MCM”), Maverick Thru-Tubing Services, LLC, a Colorado limited liability company (“Maverick Thru-Tubing”), The Maverick Companies, LLC, a Colorado limited liability company (“Maverick Companies”), Maverick Solutions, LLC, a Colorado limited liability company (“Maverick Solutions”), MSM Leasing, LLC, a Colorado limited liability company (together with Maverick Stimulation, Maverick Coil Tubing, MCM, Maverick Thru-Tubing, Maverick Companies, and Maverick Solutions, collectively, the “New Guarantors”), each an indirect subsidiary of Basic Energy Services, Inc. (or its successor), a Delaware corporation (the “Issuer”), the Guarantors (the “Existing Guarantors”) under the Indenture referred to below, and Wells Fargo Bank, N.A., as trustee under the Indenture referred to below (the “Trustee”).
W I T N E S S E T H :
     WHEREAS the Issuer has heretofore executed and delivered to the Trustee an Indenture (as such may be amended from time to time, the “Indenture”), dated as of February 15, 2011 providing for the issuance of its 7 3/4 % Senior Notes due 2019 (the “Notes”);
     WHEREAS under certain circumstances the Issuer is required to cause the New Guarantors to execute and deliver to the Trustee a supplemental indenture pursuant to which each New Guarantor shall unconditionally guarantee all of the Issuer’s obligations under the Notes pursuant to a Note Guarantee on the terms and conditions set forth herein; and
     WHEREAS pursuant to Section 8.01 of the Indenture, the Trustee, the Issuer and the Existing Guarantors are authorized to execute and deliver this Supplemental Indenture;
     NOW THEREFORE, in consideration of the foregoing and for other good and valuable consideration, the receipt of which is hereby acknowledged, the New Guarantors, the Issuer, the Existing Guarantors and the Trustee mutually covenant and agree for the equal and ratable benefit of the Holders as follows:
     1. Definitions. (a) Capitalized terms used herein without definition have the meanings assigned to them in the Indenture.
     (b) For all purposes of this Supplemental Indenture, except as otherwise herein expressly provided or unless the context otherwise requires: (i) the terms and expressions used herein shall have the same meanings as corresponding terms and expressions used in the Indenture; and (ii) the words “herein,” “hereof” and “hereby” and other words of similar import used in this Supplemental Indenture refer to this Supplemental Indenture as a whole and not to any particular section hereof.
     2. Agreement to Guarantee. Each New Guarantor hereby agrees, jointly and severally with all Existing Guarantors, to guarantee the Issuer’s obligations under the Notes on the terms and subject to the conditions set forth in Article 10 of the Indenture and to be bound by all other applicable provisions of the Indenture. From and after the date hereof, each New Guarantor will be a Guarantor for all purposes under the Indenture and the Notes.
     3. Ratification of Indenture; Supplemental Indentures Part of Indenture. Except as expressly amended hereby, the Indenture is in all respects ratified and confirmed and all the terms, conditions and provisions thereof shall remain in full force and effect. This Supplemental Indenture shall form a part of the Indenture for all purposes, and every Holder heretofore or hereafter authenticated and delivered shall be bound hereby.
     4. Governing Law. THIS SUPPLEMENTAL INDENTURE SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.
     5. Trustee Makes No Representation. The Trustee shall not be responsible in any manner whatsoever for or in respect of the validity or sufficiency of this Supplemental Indenture or for or in respect of the recitals contained herein, all of which are made solely by the Issuer.
     6. Multiple Counterparts. The parties may sign multiple counterparts of this Supplemental Indenture. Each signed counterpart shall be deemed an original, but all of them together represent one and the same agreement.
     7. Headings. The headings of this Supplemental Indenture have been inserted for convenience of reference only, are not to be considered a part hereof, and shall in no way modify or restrict any of the terms or provisions hereof.
[Signatures on following pages]

2

     IN WITNESS WHEREOF, the parties hereto have caused this Supplemental Indenture to be duly executed as of the date and year first above written.

BASIC ENERGY SERVICES, INC.

By:	/s/ Kenneth V. Huseman

Name:	Kenneth V. Huseman
Title:	President

NEW GUARANTOR:

MAVERICK STIMULATION COMPANY, LLC

By:	/s/ Kenneth V. Huseman

Name:	Kenneth V. Huseman
Title:	President

MAVERICK COIL TUBING SERVICES, LLC

By:	/s/ Kenneth V. Huseman

Name:	Kenneth V. Huseman
Title:	President

MCM HOLDINGS, LLC

By:	/s/ Kenneth V. Huseman

Name:	Kenneth V. Huseman
Title:	President

MAVERICK THRU-TUBING SERVICES, LLC

By:	/s/ Kenneth V. Huseman

Name:	Kenneth V. Huseman
Title:	President
Signature Page to First Supplemental Indenture

THE MAVERICK COMPANIES, LLC

By:	/s/ Kenneth V. Huseman

Name:	Kenneth V. Huseman
Title:	President

MAVERICK SOLUTIONS, LLC

By:	/s/ Kenneth V. Huseman

Name:	Kenneth V. Huseman
Title:	President

MSM LEASING, LLC

By:	/s/ Kenneth V. Huseman

Name:	Kenneth V. Huseman
Title:	President
Signature Page to First Supplemental Indenture

EXISTING GUARANTORS:

ACID SERVICES, LLC
ADMIRAL WELL SERVICE, INC.
BASIC ENERGY SERVICES GP, LLC
By: BASIC ENERGY SERVICES,
INC., its sole Member
BASIC ENERGY SERVICES, L.P.
By: BASIC ENERGY SERVICES GP,
LLC, its General Partner
By: BASIC ENERGY SERVICES,
INC., its sole Member
BASIC ESA, INC.
BASIC MARINE SERVICES, INC.
CHAPARRAL SERVICE, INC.
FIRST ENERGY SERVICES COMPANY
GLOBE WELL SERVICE, INC.
HENNESSEY RENTAL TOOLS, INC.
JETSTAR ENERGY SERVICES, INC.
JETSTAR HOLDINGS, INC.
JS ACQUISITION LLC
LEBUS OIL FIELD SERVICE CO.
OILWELL FRACTURING SERVICES, INC.
PERMIAN PLAZA, LLC
PLATINUM PRESSURE SERVICES, INC.
SCH DISPOSAL, L.L.C.
SLEDGE DRILLING CORP.
WILDHORSE SERVICES, INC.
XTERRA FISHING & RENTAL TOOLS CO.

By:	/s/ Kenneth V. Huseman

Name:	Kenneth V. Huseman
Title:	President
Signature Page to First Supplemental Indenture

TAYLOR INDUSTRIES, LLC

By:	/s/ Kenneth V. Huseman

Name:	Kenneth V. Huseman
Title:	Chief Executive Officer
Signature Page to First Supplemental Indenture

BASIC ENERGY SERVICES LP, LLC

By:	/s/ Jerry Tufly

Name:	Jerry Tufly
Title:	President
Signature Page to First Supplemental Indenture

WELLS FARGO BANK, N.A., as Trustee

By:	/s/ John C. Stohlmann

Name:	John C. Stohlmann
Title:	Vice President
Signature Page to First Supplemental Indenture